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                                                                     EXHIBIT (b)

                          Rule 30a-2(b) CERTIFICATIONS

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Clarion CMBS Value Fund, Inc. (the Registrant), do hereby certify, to such officer's knowledge, that:

     (1) The Clarion CMBS Value Fund, Inc. on Form N-CSR of the Registrant for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: July 8, 2004


/s/ Daniel Heflin
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Name: Daniel Heflin
Title: President and Chief Executive Officer

Dated: July 8, 2004


/s/ Fredrick Arenstein
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Name: Fredrick Arenstein
Title: Treasurer and Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Report or as a separate disclosure document.